UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: December 10, 2004

CAPITAL ONE AUTO RECEIVABLES, LLC

CAPITAL ONE PRIME AUTO RECEIVABLES TRUST 2004-1

(Exact names of Registrant and Co-Registrant as Specified in their respective Charters)

Delaware	333-106575	31-1750007
Delaware	333-106575-03	20-0570110
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1680 Capital One Drive, McLean,VA		22102
c/o Wilmington Trust Company, Rodney Square North
1100 North Market Street, Wilmington, Delaware		19890
(Address of principal executive offices)		(Zip Code)

	(703) 720-1000
	(302) 651-1119
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report):
Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

1 of 9

Item 8.01.	Other Events
The November 2004 Monthly Servicer Report was distributed December 10, 2004.

Item 9.01.	Financial Statements and Exhibits
The following are filed as exhibits to this Report:
Exhibit 20. November 2004 Monthly Servicer Report

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant, Capital One Auto Receivables, LLC, and the Co-Registrant, Capital One Prime Auto Receivables Trust 2004-1 by its Depositor, Capital One Auto Receivables, LLC, have each duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Capital One Auto Receivables, LLC

	By:	/s/	Franklin A. Thacker
	Name:		Franklin A. Thacker
	Title:		Assistant Vice President

Capital One Prime Auto Receivables Trust 2004-1
By: Capital One Auto Receivables, LLC,
Depositor of the Capital One Prime Auto
Receivables Trust 2004-1

	By:	/s/	Franklin A. Thacker
	Name:		Franklin A. Thacker
	Title:		Assistant Vice President

Date: December 10, 2004

2 of 9

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

EXHIBITS

TO

FORM 8-K

CAPITAL ONE AUTO RECEIVABLES, LLC

CAPITAL ONE PRIME AUTO RECEIVABLES TRUST 2004-1

(Exact names of Registrant and Co-Registrant as Specified in their respective Charters)

3 of 9

INDEX TO EXHIBITS

Exhibit Number		Page

20.	November 2004 Monthly Servicer Report	5

4 of 9